Rule 497(e)

Registration No. 033-21561

1940 Act File No. 811-05537

SUPPLEMENT DATED JUNE 20, 2016

TO THE PROSPECTUS DATED APRIL 30, 2016

OF

Nicholas Money Market Fund, Inc.

THIS SUPPLEMENT UPDATES THE PROSPECTUS

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas Money Market Fund, Inc. (the "Fund").  Effective June 30, 2016, the Fund will be closed to new investors and to additional purchases by existing shareholders.

Effective June 30, 2016, the following language has been added to or replaces similar language on the front cover page and inside cover page of the Fund's Prospectus, dated April 30, 2016:

Nicholas Money Market Fund, Inc. – Closed to Investors